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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                 SCHEDULE 14a


                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. 2)


Filed by the Registrant |X|

Filed by a Party other than the Registrant | |

Check the appropriate box:


| | Preliminary Proxy Statement     | | CONFIDENTIAL, FOR USE OF THE COMMISSION
                                        ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
|X| Definitive Proxy Statement

| | Definitive Additional Materials

| | Soliciting Material Pursuant to Section 240.14a-12

                           US GLOBAL INVESTORS, INC.
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               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.


| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                          U.S. GLOBAL INVESTORS, INC.
                               P.O. BOX 781234
                          SAN ANTONIO, TX 78278-1234

                              7900 CALLAGHAN ROAD
                             SAN ANTONIO, TX 78229
                                (210) 308-1222

           NOTICE OF ADJOURNMENT OF SPECIAL MEETING OF SHAREHOLDERS
     AND NEW MARCH 19, 2007, RECORD DATE FOR CONDITIONAL SPECIAL DIVIDEND

To the Shareholders of U.S. Global Investors, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of U.S. Global Investors, Inc. ("U.S. Global" or the "Company") at the Company's headquarters located at 7900 Callaghan, San Antonio, Texas 78229, previously scheduled for Wednesday, January 31, 2007, at 9:00 a.m., local time, has been adjourned and rescheduled for Wednesday, February 21, 2007, at 9:00 a.m. Central Time, at the Company's headquarters located at 7900 Callaghan, San Antonio, Texas, for the following purposes:

         (1) To act on a proposed amendment to Article Four of the Third Restated and Amended Articles of Incorporation of U.S. Global to increase the number of authorized shares of common stock, par value $0.05 per share of U.S. Global to 36,000,000, of which 28,000,000 have been designated as Class A Common Stock, 4,500,000 have been designated as Class B Common Stock, and 3,500,000 have been designated as Class C Common Stock, in order to effectuate a related two-for-one stock split and complete other minor modifications to the Articles on Incorporation as set forth in their entirety as Exhibit A to this Proxy Statement;

         (2) To act on a proposed amendment to Article Four of the Third Restated and Amended Articles of Incorporation of U.S. Global to eliminate the dividend and liquidation preferences for holders of Class A Common Stock in order to facilitate the adoption of a dividend policy and to permit the conversion of Class C Common Stock to Class A Common Stock;

         (3) To provide holders of the Company's Class A Common Stock and Class C Common Stock an opportunity to meet with management of the Company; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors of the Company had previously authorized the payment of a conditional special dividend payable on February 16, 2007 to shareholders of record on February 7, 2007. However, in light of the meeting date, now adjourned to February 21, 2007, the Board has changed those dates and has now authorized the payment of a conditional special dividend of $0.50 per share ($0.25 per share post-split) payable on March 29, 2007 to shareholders of record on March 19, 2007, conditioned upon the receipt of the requisite shareholder approval of the two amendments described above to the Third Restated and Amended Articles of Incorporation by the shareholders at the Special Meeting.

         A proxy statement dated November 27, 2006, was mailed to you in connection with the Special Meeting and Amendment No. 1 to the Proxy Statement, with additional definitive proxy materials, was filed with the SEC on January 16, 2007 (as amended, the "Proxy Statement"). This notice supplements and amends the Proxy Statement solely with respect to the adjournment of the Special Meeting and the setting of the new record date and distribution date for the conditional special dividend, as described above.

         We cordially invite you to attend the Special Meeting in person. To assure your representation at the meeting, however, we urge you to mark, sign, date, and return the enclosed proxy card as soon as possible in the enclosed postage-prepaid envelope. You do not have to take any action if you already voted your shares and do not


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wish to change your vote. If you already voted or given your proxy and wish to change your vote please complete, date, sign and return the enclosed proxy card as soon as possible in the enclosed reply envelope or vote by telephone or Internet if permitted by your bank or broker. The Board of Directors continues to recommend that shareholders vote FOR all of the proposals.

         Whether or not you expect to attend the Special Meeting, please complete, sign, date, and promptly mail your proxy card in the envelope provided. You may revoke your proxy at any time prior to the Special Meeting, and, if you attend the Special Meeting, you may vote your shares of U.S. Global stock in person.

         VOTING YOUR SHARES
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         U.S. Global shareholders as of the November 20, 2006 record date, even if they have subsequently sold their shares, who have not voted and wish to do so can vote by:

         By Phone: Call our Proxy Client Service Center toll-free at (800)
         --------
314-9816. Please refer to your proxy vote card for your Control Number. YOU CAN VOTE USING THIS METHOD EVEN IF YOU'VE LOST OR DISCARDED YOUR PROXY CARD.

         By Internet: Go to www.proxyvote.com. Please enter the Control Number
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on your proxy vote card and click the "Vote" button under "Postal Mail
Recipients." The online ballot will then appear.

         By Mail: Sign, date and return your proxy vote card in the
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postage-paid envelope enclosed with the proxy.

         U.S. GLOBAL STRONGLY ADVISES ALL SHAREHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT, AS AMENDED, AND OTHER PROXY MATERIALS RELATING TO THE SPECIAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT http://www.sec.gov.
                         ------------------

         IN ADDITION, A SHAREHOLDER WHO WISHES TO RECEIVE A COPY OF THE DEFINITIVE PROXY MATERIALS, WITHOUT CHARGE, SHOULD SUBMIT THIS REQUEST TO U.S. GLOBAL'S PROXY SOLICITOR, THE ALTMAN GROUP TOLL-FREE AT (800) 314-9816.

         The U.S. Global Board of Directors has previously fixed the close of business on November 20, 2006, as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

                                           By Order of the Board of Directors

                                           Sheila Matthys
                                           SECRETARY

San Antonio, Texas
January 31, 2007